UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(E)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

Brooke Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Notes:

Reg. (S) 240.14a-101.

SEC 1913 (3-99)

BROOKE CORPORATION

10950 Grandview Drive, Suite 600

Overland Park, KS 66210

Dear Shareholder:

On behalf of our Board of Directors, I cordially invite you to attend the 2006 Annual Meeting of Shareholders of Brooke Corporation to be held at the Doubletree Hotel Overland Park – Corporate Woods, 10100 College Boulevard, Overland Park, Kansas on Thursday, April 27, 2006 at 10:00 a.m., Overland Park time (CDT).

The Notice of 2006 Annual Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting.

Whether you own a few or many shares of stock of Brooke Corporation, it is important that your shares of stock be represented. Whether or not you plan to personally attend the meeting, we encourage you to make certain you are represented at the meeting by signing and dating the accompanying proxy card and promptly returning it in the enclosed envelope. Returning your proxy card will not prevent you from voting in person, but will provide assurance that your vote will be counted if you are unable to attend the meeting.

Sincerely,

March 24, 2006

Anita F. Larson

President and Chief Operating Officer

NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 27, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of Brooke Corporation, a Kansas corporation (the “Company”), will be held on Thursday, April 27, 2006 at 10:00 a.m., Overland Park time (CDT), at the Doubletree Hotel Overland Park—Corporate Woods, 10100 College Boulevard, Overland Park, Kansas. The Hotel is located just east of U.S. Highway 69 on the north side of College Boulevard. Free parking is available at the Hotel. The meeting will be held for the following purposes:

1. To elect eight directors to the Board of Directors of the Company for a term to expire at the annual meeting of shareholders in 2007;

2. To approve the 2006 Brooke Corporation Equity Incentive Plan;

3. To ratify the appointment of Summers, Spencer & Callison, CPAs, Chartered as the Company’s independent auditor for the fiscal year ending December 31, 2006; and

4. To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

Only shareholders of record at the close of business on March 15, 2006, are entitled to notice of and to vote at the Meeting or at any postponements or adjournments thereof.

You are cordially invited and urged to attend the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of proxy and return it promptly in the postage-paid, return-addressed envelope provided for that purpose. By returning your proxy promptly, you can help the Company avoid the expense of follow-up communications. Shareholders who attend the Meeting may revoke a prior proxy and vote in person as set forth in the proxy statement.

Please be advised that the Company is a controlled company. Brooke Holdings, Inc. and the following executive officers of the Company and its subsidiaries, Robert D. Orr, Leland G. Orr, Shawn T. Lowry, Michael S. Lowry, Anita F. Larson and Kyle L. Garst, together beneficially own a majority of the issued and outstanding shares of common stock of the Company and have agreed to vote their shares of common stock together as a group.

THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS. YOUR VOTE IS IMPORTANT.

By Order of the Board of Directors

James H. Ingraham

Secretary

Overland Park, Kansas

March 24, 2006

BROOKE CORPORATION

10950 Grandview Drive, Suite 600

Overland Park, Kansas 66210

(913) 661-0123

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To be held April 27, 2006

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of Brooke Corporation, a Kansas corporation (“we,” “us,” or the “Company”), for use at our Annual Meeting of Shareholders to be held at the Doubletree Hotel Overland Park—Corporate Woods, 10100 College Boulevard, Overland Park, Kansas, on Thursday, April 27, 2006 at 10:00 a.m., local time (CDT), and at any and all postponements or adjournments thereof (collectively referred to herein as the “Meeting”). This proxy statement, the accompanying form of proxy and the Notice of the Annual Meeting will be first mailed or given to our shareholders on or about March 24, 2006.

Because many of our shareholders may be unable to attend the Meeting in person, the Board solicits proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Meeting. Each shareholder is urged to:

(1) read this proxy statement carefully;

(2) specify a choice with respect to each matter by marking the appropriate box on the enclosed form of proxy (the “Proxy”); and

(3) sign, date and return the Proxy by mail in the postage-paid, return-addressed envelope provided for that purpose.

ABOUT THE MEETING

What is being voted on at the Meeting?

The Board is asking shareholders to consider and approve three items at this year’s Meeting:

(1) The election of eight directors to the Board for a term to expire at the annual meeting of shareholders in 2007;

(2) A proposal to approve the 2006 Brooke Corporation Equity Incentive Plan; and

(3) A proposal to ratify the appointment of Summers, Spencer & Callison, CPAs, Chartered as the Company’s independent auditor for the fiscal year ending December 31, 2006.

Who can vote at the Meeting?

The Board set the close of business on March 15, 2006 as the record date for the Meeting. Only persons holding shares of our common stock, $.01 par value (“common stock”), of record at the close of business on March 15, 2006 are entitled to receive notice of and to vote at the Meeting. Each holder of common stock will be entitled to one vote per share on each matter properly submitted for vote to our shareholders at the Meeting. At the close of business on March 15, 2006, there were 12,464,648 shares of common stock outstanding. Therefore, there are a total of 12,464,648 votes that are entitled to be cast at the Meeting.

What constitutes a quorum for the Meeting?

A majority of the outstanding shares entitled to vote at the Meeting, represented in person or by proxy, constitutes a quorum for the Meeting. To establish a quorum, we need 6,232,325 of the votes entitled to be cast to be present in person or by proxy. Votes cast in person or by proxy as to which authority to vote on any proposal is withheld, shares of stock abstaining as to any proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer’s shares of stock on one or more matters) on any proposal will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the meeting. Each of the foregoing categories will be tabulated separately.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct, unless you later revoke the Proxy. Unless instructions to the contrary are marked, or if no instructions are specified, shares of stock represented by a Proxy will be voted for the proposals set forth on the Proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you are a registered shareholder; that is, if you hold your shares of stock in your name in the records of our transfer agent, and you attend the Meeting, you may deliver your completed proxy card in person. If you hold your shares of stock in “street name;” that is, if you hold your shares of stock through a broker or other nominee, and you wish to vote in person at the Meeting, you will need to obtain a proxy form from the institution that holds your shares of stock.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your Proxy, you may change your vote at any time before the Proxy is exercised by (1) filing with the Secretary of the Company, at the address indicated above, either a written notice of revocation or a duly executed Proxy bearing a later date, or (2) voting in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted Proxy. If you want to change or revoke your Proxy and you hold your shares in “street name,” contact your broker or the nominee that holds your shares. Any written notice of revocation sent to us must include the shareholder’s name and must be received prior to the Meeting to be effective.

What vote is required to approve each item?

Election of Directors. The election of each director nominee (Proposal One) requires the affirmative vote of a plurality of the outstanding shares of common stock present in person or by proxy and entitled to vote at the Meeting. Our shareholders are not entitled to cumulate votes with respect to the election of directors.

Approval of the 2006 Brooke Corporation Equity Incentive Plan. The approval of the 2006 Brooke Corporation Equity Incentive Plan (Proposal Two) requires the affirmative vote of a majority of the outstanding shares of common stock present in person or by proxy and entitled to vote at the Meeting.

Ratification of Appointment of Independent Auditor. The ratification of the appointment of Summers, Spencer & Callison, CPAs, Chartered as our independent auditor for the fiscal year ending December 31, 2006 (Proposal Three) requires the affirmative vote of a majority of the outstanding shares of common stock present and entitled to vote at the Meeting.

Other Matters. If you hold your shares of stock in “street name,” your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares of stock may not be voted on those matters and will not be counted in determining the number of shares of stock necessary for approval. Shares of stock represented by such “broker non-votes” will, however, be counted in determining the existence of a quorum.

Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, while broker non-votes are not counted for purposes of determining whether a proposal has been approved. Therefore, for all matters presented at the Meeting, abstentions will have the same effect as a vote against the proposal and, for all matters presented at the Meeting, broker non-votes will have no effect.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors currently consists of six members. The Bylaws of the Company state that the number of directors of the Company shall be at least one and not more than eight. At its regular meeting on January 26, 2006, the Board of Directors of the Company approved a resolution increasing the number of directors to constitute the Board of Directors of this Company from six to eight effective at the Company’s annual meeting of shareholders held in 2006, and stating that the two newly created directorships resulting from such increase shall be filled by a vote of the shareholders of the corporation at such annual meeting of shareholders. At the Meeting, therefore, it is intended that the common stock represented by properly executed Proxies will be voted to elect John L. Allen, Joe L. Barnes, Mitchell G. Holthus, Derrol D. Hubbard, Anita F. Larson, Shawn T. Lowry, Leland G. Orr and Robert D. Orr, the director nominees, unless authority so to vote is withheld. Each of the nominees was nominated by the duly authorized representative of the control group of shareholders of the Company, all of the nominees have indicated a willingness to serve as a director if elected, and Ms. Larson and Messrs. Allen, Barnes, Hubbard, Leland Orr and Robert Orr are currently members of our Board of Directors. Messrs. Holthus and Lowry are currently directors of our subsidiary, Brooke Franchise Corporation. If elected, each nominee will serve until the next annual meeting of shareholders or until his or her earlier removal or resignation. The Board has no reason to believe that any of the director nominees will be unable to serve as directors or become unavailable for any reason. If, at the time of the Meeting, any of the director nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote, as such persons shall determine in each person’s discretion, for such substituted nominee or nominees, if any, nominated in accordance with the Bylaws. Currently, the only family relationship among any of our directors is between Robert D. Orr and Leland G. Orr, who are brothers. Shawn T. Lowry, President of Brooke Franchise Corporation and a nominee for director of the Company, and Michael S. Lowry, President of Brooke Credit Corporation, are nephews of Messrs. Orr.

Rules of the National Association of Securities Dealers, Inc. applicable to companies listed on the Nasdaq National Market (“Nasdaq”) exempt controlled companies from the requirements that a majority of the Board of Directors be comprised of “independent” directors and that disclosure be made in the proxy statement of those directors and nominees determined by the Board of Directors to be independent.

The affirmative vote of a plurality of the outstanding shares of common stock present in person or by proxy and entitled to vote at the Meeting is necessary to elect each director nominee. Our shareholders will have an opportunity on their Proxy to vote in favor of one or more director nominees while withholding authority to vote for one or more director nominees. Our shareholders are not entitled to cumulate votes with respect to the election of directors.

THE BOARD RECOMMENDS THE ELECTION OF ALL OF THE NOMINEES TO THE

BOARD OF DIRECTORS AND PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED

IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

DIRECTORS AND NOMINEES FOR DIRECTOR

The following table sets forth certain information with respect to our directors:

Name	Director Since	Age	Position
Robert D. Orr	1986	52	Director, Chairman of the Board of Directors and Chief Executive Officer

Leland G. Orr	1986	43	Director, Chief Financial Officer, Treasurer and Assistant Secretary

Anita F. Larson	2005	44	Director, President and Chief Operating Officer

John L. Allen	2001	57	Director

Joe L. Barnes	2003	52	Director

Derrol D. Hubbard	2001	50	Director

Shawn T. Lowry	Nominee	31	Nominee, President and a director of Brooke Franchise Corporation

Mitchell G. Holthus	Nominee	48	Nominee, director of Brooke Franchise Corporation

The following is a brief summary of the background of each incumbent director and each director nominee:

Robert D. Orr, Director, Chairman of the Board and Chief Executive Officer, is our founder. Mr. Orr has served as a director and our Chief Executive Officer since our inception in 1986. He was our President from 1986 until 1991 and has been our Chairman of the Board since 1991. Prior to focusing full time as our Chairman of the Board and Chief Executive Officer beginning in 1996, Mr. Orr served as President of Farmers State Bank, Phillipsburg, Kansas, Chairman of the Board of Brooke State Bank, Jewell, Kansas, President of First National Bank, Smith Center, Kansas, and a self-employed insurance agent for American Family Insurance Company. Mr. Orr is an honors graduate from Fort Hays State University in Hays, Kansas, with a Bachelor of Arts Degree in Political Science. He also completed the Graduate School of Banking program at the University of Colorado. Mr. Orr is the author of a book published in 2000 about the sale of insurance and financial services in the Internet age entitled Death of an Insurance Salesman?.

Leland G. Orr, Director, Chief Financial Officer, Treasurer and Assistant Secretary, has served as a director and officer since our inception in 1986. Mr. Orr has been our Chief Financial Officer since 1995, Treasurer since 1986, and Assistant Secretary since 2001. He served as our President from 2003 until January 2005 and as Secretary from 1986 until 2001. In addition to his other responsibilities, Mr. Orr manages our processing center in Phillipsburg, Kansas. Prior to assuming the role of our Chief Financial Officer, Mr. Orr served as President of Brooke State Bank, Jewell, Kansas, and as an accountant with Kennedy McKee and Company, LLP (formerly Fox & Company) in Dodge City, Kansas. He is a Certified Public Accountant and a member of each of the American Institute of Certified Public Accountants and the Kansas Society of Certified Public Accountants. Mr. Orr received a Bachelor of Science Degree in Accounting from Fort Hays State University in Hays, Kansas.

Anita F. Larson, Director, President and Chief Operating Officer, joined us in 1999. In January 2005, Ms. Larson was elected to our Board of Directors and appointed as our President and Chief Operating Officer. She was our General Counsel from 1999 until January 2005, Vice President from 2001 until January 2005, Secretary from 2001 until January 2005, and Assistant Secretary from 2000 until 2001. Prior to joining us, Ms. Larson was Vice President and Counsel of The Equitable Life Assurance Society of the United States, New York, New York, Chief Administrative Officer of First Security Benefit Life Insurance and Annuity Company of

New York, and Second Vice President and Counsel of Security Benefit Group, Inc., Topeka, Kansas. Ms. Larson received a Bachelor of Arts Degree in English from the University of Kansas and a Juris Doctorate Degree from the University of Kansas School of Law.

John L. Allen has been a director since January 2001. Mr. Allen has been the Chief Operating Officer of the Cincinnati Reds since 1999 and served as Managing Executive of such organization from 1996 to 1999 and as its Controller from 1995 to 1996. Prior to joining the Cincinnati Reds, Mr. Allen was employed by the Columbus Clippers, the Class AAA minor league affiliate of the New York Yankees, last serving as Director of Business Operations for that organization. Mr. Allen was previously employed by the accounting firms of Arthur Andersen in Kansas City, Missouri, and GRA, Inc. in Merriam, Kansas. He has a Bachelor of Science Degree in Accounting from Kansas State University and a Master’s Degree in Sports Management from The Ohio State University.

Joe L. Barnes has been a director since April 2003. Dr. Barnes is a practicing family physician within the Smith County Family Practice in Smith Center, Kansas. He is a native of Kansas and a licensed Kansas physician who has maintained his medical practice in the state since 1985. Dr. Barnes is a community leader, currently serving on the Smith County Development Committee. He has a Bachelor of Science Degree in Biology from Wichita State University and a Medical Doctorate from the University of Kansas School of Medicine.

Derrol D. Hubbard has been a director since January 2001. Mr. Hubbard currently serves in various management capacities with several real estate, gaming and venture capital companies. Since 1998, his primary responsibilities have been as Real Estate Development Manager for R.D. Hubbard Enterprises, Inc. Mr. Hubbard is also President of DDH Enterprises, LLC, Double D Real Estate, Inc., H & H Development, LLC, Pinnacle Development, LLC, Pinnacle Development II, all of which are real estate businesses and several of which are involved in residential development around the Bighorn Golf Course in Palm Desert, California. Mr. Hubbard is also Vice President of HBH Investments, LLC, which makes venture capital investments, and is managing member of New Mexico Gaming, LLC, which operates and distributes gaming machines in New Mexico. For more than five years prior to 1998, Mr. Hubbard was managing officer of DBarD, Inc., a family corporation with agricultural operations in Kansas.

Shawn T. Lowry is a nominee for election to our Board of Directors, has served as President of Brooke Franchise Corporation, one of our subsidiaries, since April 2003, and has been a director of such subsidiary since February 2003. Mr. Lowry joined Brooke Corporation in 1996 as Corporate Sales Representative, was appointed Vice President and Missouri State Manager in 1998, became Vice President and Regional Manager in January 2000 and served as Vice President and National Sales Manager from August 2000 until April 2003. Mr. Lowry was elected Vice President of Brooke Franchise Corporation after the acquisition of such company by Brooke Corporation in June 2000 and served as such until his election as President in 2003.

Mitchell G. Holthus is a nominee for election to our Board of Directors and has served as a director of Brooke Franchise Corporation, one of our subsidiaries, since February 2003. Mr. Holthus has been the “Voice of the Kansas City Chiefs” NFL football team since 1994 and was the play-by-play voice of the Kansas State Wildcats from 1983 until 1996. He has also been a play-by-play sportscaster of Missouri Valley Conference collegiate basketball games from 1996 through the 2005-2006 season. He has served as the President of the National Sportscasters and Sportswriters Association since 2004, has been named “Kansas Sportscaster of the Year” eight times in his career, has been named top play-by-play sportscaster in Kansas nine times, and was awarded the Hod Humiston Award by the Kansas Association of Broadcasters. Mr. Holthus was the sales manager for the Wildcat Sports Network from 1986 until 1996 and currently owns his own business featuring talent, marketing and motivational programs and services. He received Bachelor of Science Degrees in Journalism and Business Administration from Kansas State University.

CORPORATE GOVERNANCE AND BOARD MATTERS

Policies and Procedures

The Audit Committee and the Board of Directors have approved several policies with respect to corporate governance including a General Governance policy and procedure, a Conflicts of Interest policy, an Insider Trading policy, a Whistle Blowing policy and an Ethics policy. The Ethics policy contains a “code of ethics” designed to promote compliance with applicable laws and regulations, and to promote integrity in business operations, decision-making and communications with the public. The code of ethics applies to all personnel, particularly officers, directors and managers, and requires them to conduct business and perform their job duties in a manner that reasonably promotes honest and ethical conduct; full, fair, accurate and timely disclosure in public reports; and compliance with applicable governmental rules and regulations. The Whistle Blowing policy established by the Audit Committee and approved by the Board of Directors provides procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, and auditing matters, as well as the confidential, anonymous submission of concerns regarding questionable accounting or auditing practices.

Board and Committee Meeting Attendance and Annual Meeting Attendance

The Board held five meetings during the year ended December 31, 2005. Each incumbent director attended at least 75% of the aggregate of (a) the total number of meetings of the Board during 2005; and (b) the total number of meetings held by all committees of the Board on which the director served during 2005.

We encourage members of the Board of Directors to attend the annual meeting of shareholders. We do so by, among other things, holding our annual meeting of shareholders on the same date and immediately prior to the annual meeting of the Board of Directors. All six members of the Board of Directors attended the 2005 annual meeting of shareholders.

Committees of the Board of Directors

The Board has three committees: an Audit Committee, a Compensation Committee and an Executive Committee.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling the Board’s oversight responsibility to the shareholders relating to the integrity of our financial statements, our compliance with legal and regulatory requirements, and the qualifications, independence and performance of our independent auditor. The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for us. The Board of Directors has adopted a written Charter of the Audit Committee and it was most recently amended on April 28, 2005. A copy of the Charter of the Audit Committee of the Board of Directors, as amended in 2005, is included as Appendix A to this proxy statement.

The Audit Committee is comprised of the following three members: John L. Allen, Joe L. Barnes and Derrol D. Hubbard. Messrs. Allen, Barnes and Hubbard are “independent,” as that term is defined by Nasdaq rules, and the constitution of the Committee complies with the Nasdaq independence standards for audit committees and the regulations of the Securities and Exchange Commission applicable to audit committees.

Our Board of Directors has determined that none of its members qualify as an audit committee financial expert as defined by applicable Securities and Exchange Commission regulations. The reason that the Board of Directors has not appointed an audit committee financial expert is because it believes that the current members of the Audit Committee as a group have an understanding of Audit Committee functions, have the ability to understand financial statements and generally accepted accounting principles, have substantial business experience that results in financial sophistication, have the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, and have an understanding of internal controls and procedures for financial reporting. The Audit Committee’s Charter grants the Audit Committee authority to retain advisors with financial expertise at the Company’s expense. The controlling shareholder group of the Company and Board of Directors have encouraged the Audit Committee to retain such advisors if the Audit Committee, in its sole discretion, feels that such expertise is needed, or desired, and have encouraged the selection of advisors who meet the independence standards applicable to independent directors.

The Audit Committee met five times during the fiscal year ended December 31, 2005. All committee members attended each meeting.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management. In addition, the Audit Committee has discussed with the independent auditor of the Company the matters required to be discussed by SAS 61. The Audit Committee has received the written disclosures and the letter from the independent accountant required by Independence Standards Board Standard No. 1, has discussed with the independent accountant the independent accountant’s independence, and has discussed other matters as required by law and the Committee’s Charter. Based on the review and discussions recited in this paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

Audit Committee

John L. Allen

Joe L. Barnes

Derrol D. Hubbard

Compensation Committee

The Compensation Committee is comprised solely of independent directors. The purpose of the Compensation Committee is to provide assistance to corporate directors in fulfilling their responsibilities with respect to the administration of our equity compensation plan, currently the 2001 Compensatory Stock Option Plan.

Nasdaq rules exempt a controlled company (defined as a company with over 50% of the voting power held by an individual, group or other company) from the Nasdaq rules that require that (1) the compensation of the chief executive officer of the company be determined, or recommended to the board or directors for determination, either by a compensation committee comprised of independent directors or by a majority of the independent directors on its board of directors, (2) the chief executive officer may not be present during voting or deliberations, and (3) compensation for all other officers must be determined, or recommended to the board of directors for determination, either by the compensation committee or a majority of the independent directors on the board of directors. Accordingly, as a controlled company, we are not required to have officer compensation, including the compensation of the chief executive officer, determined or approved by a compensation committee or a majority of the independent directors on our Board of Directors. In April 2004, the Board of Directors revised the Charter of the Compensation Committee and our Bylaws to provide that a duly authorized representative of the controlling group will determine compensation of directors and officers, including the chief executive officer. The independent directors serving on our Board of Directors and its Compensation Committee do not have the duty or the right to determine compensation of directors and officers. The Charter does provide, however, that the Compensation Committee is to be informed of any executive compensation change no later than the next meeting of such Committee immediately after the change is made. Such provision enables the members of the Compensation Committee to discuss any changes and the rationale therefor with management and the controlling shareholder group.

The members of the Committee are John L. Allen, Joe L. Barnes and Derrol D. Hubbard. All Committee members attended the one meeting of the Committee held during the fiscal year ended December 31, 2005. See the Compensation Committee Report in this proxy statement under “Executive Compensation.”

Executive Committee

The purpose of the Executive Committee is to provide assistance to the Board of Directors through its power to act and adopt resolutions on administrative matters and its limited powers to act in emergency situations. In addition, the Board of Directors may delegate to the Executive Committee authority or responsibility to perform specific functions, as specified in the Charter of the Executive Committee adopted by the Board of Directors or by specific resolution adopted by the Board. The Executive Committee met 12 times during the fiscal year ended December 31, 2005. The members of the Committee are Anita F. Larson, Leland G. Orr and Robert D. Orr. All Committee members attended all meetings of the Committee held while they were Committee members.

Nomination of Directors

The Company does not have a nominating committee. As a controlled company within the meaning of the rules applicable to Nasdaq, we are exempt from rules that require director nominees to be either selected, or recommended for the Board’s selection, by either a nominating committee comprised solely of independent directors or by a majority of the independent directors. Our Bylaws provide that a duly authorized representative of the controlling group has the right to select nominees for our Board of Directors, elect directors when vacancies or newly created directorships occur, remove directors and determine the compensation of directors. Our Board of Directors does not have the duty or the right to select or recommend Board nominees, or the right to elect, remove or determine the compensation of the members of the Board of Directors.

Because of our status as a controlled company, we have not adopted a written policy regarding the consideration of candidates recommended by shareholders other than the controlling group or the specific minimum requirements with respect to nominees’ qualities and skills other than those relating to director independence, as required by the Securities and Exchange Commission and Nasdaq. The desires of the controlling group and the need to meet independence standards imposed by law and the rules of Nasdaq are the primary factors in determining nominees for the Board of Directors. Other factors that have been considered in the past have included, and may include in the future, the proposed nominee’s personal and professional background, demonstration of sound business judgment, field of expertise, commitment to attend meetings, integrity, Kansas roots and other factors deemed in the best interests of the Company and our shareholders. We have not used third parties in our selection process. Although the controlling group has indicated its intent to exercise its power to select directors, in addition to the factors considered above, the controlling group may also consider candidates suggested by a shareholder of the Company that beneficially owns 5% or more of our voting stock. Any such suggestions by such a shareholder should be directed to the Secretary of the Company, 10950 Grandview Drive, Suite 600, Overland Park, Kansas 66210.

Communication with Directors

Because we are a “controlled company,” meaning over 50% of the voting power of our common stock is held by an individual, group or other company, and the controlling group has a representative on the Board of Directors, the Board of Directors has not established a written procedure providing for communications by our shareholders directly with the Board of Directors. Any director may be contacted by writing to him or her c/o Brooke Corporation, Attention: Secretary of the Company, 10950 Grandview Drive, Suite 600, Overland Park, Kansas 66210. Although our Secretary may screen frivolous or unlawful communications and commercial advertisements, subsequent to such screening, our Secretary will promptly forward all such correspondence to the indicated director(s) or the Chairman of the Board. Although the Chairman of the Board may decide to refer other correspondence to the other director(s), correspondence will be forwarded to the indicated director(s) if it pertains to matters relating to a breach or violation of our code of ethics or Whistle Blowing policy.

Compensation of Directors

Directors Robert D. Orr, Leland G. Orr, and Anita F. Larson serve as such without cash compensation and without other fixed remuneration except for compensation each receives as our employee. As an employee of Brooke Franchise Corporation, Mr. Shawn Lowry, nominee for director, will not receive cash compensation or other fixed remuneration for services as a director, except for the compensation he receives as an employee. Directors Allen, Barnes and Hubbard are not employees of the Company or any of our subsidiaries and each receives $3,000, plus reasonable travel allowance, for each Board meeting attended in person, and $500 for each Board meeting or Audit Committee meeting attended via teleconference or video conference. In addition, Directors Allen, Barnes and Hubbard have been granted options to purchase shares of our common stock. Messrs. Allen and Hubbard were each granted an option to purchase 24,000 shares of common stock (split-adjusted) on March 13, 2002 and Dr. Barnes was granted an option to purchase 24,000 shares of common stock (split-adjusted) on September 19, 2003. Mr. Holthus, nominee for director, is not an employee of the Company or any of our subsidiaries and will be entitled to receive the cash compensation for non-employee directors specified above. In connection with his service as a director of Brooke Franchise Corporation, Mr. Holthus was awarded an option to purchase 4,000 shares of common stock (split-adjusted) on April 24, 2004.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

Principal Security Holders

The following table sets forth the name, address and share ownership of each person, group or organization known to the Company to be the beneficial owner of more than 5% of the outstanding common stock of the Company. The number of shares reported as beneficially owned in such table and in the table below under the section entitled “Security Ownership of Management,” is determined under rules of the Securities and Exchange Commission applicable to disclosure in this proxy statement and is not necessarily indicative of beneficial ownership for other purposes. Under these rules, beneficial ownership includes any shares as to which the individual has either sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days after February 28, 2006, through the exercise of any stock option under our 2001 Compensatory Stock Option Plan. Our common stock is our only voting security.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Common Stock Outstanding
Brooke Holdings, Inc., Robert D. Orr, Leland G. Orr, Anita F. Larson, Shawn T. Lowry, Michael S. Lowry and Kyle L. Garst	6,592,897	52.64%
10950 Grandview Drive, Suite 600 Overland Park, Kansas 66210[1]

Gruber and McBaine Capital Management, LLC; Jon D. Gruber; J. Patterson McBaine; and Eric Swergold	659,506	5.29%
50 Osgood Place, Penthouse San Francisco, California 94133[2]

[1]

Information as to shares beneficially owned and percentage of common stock outstanding is as of February 28, 2006, on which date there were 12,456,648 shares of common stock issued and outstanding. Brooke Holdings, Inc., Robert D. Orr, Leland G. Orr, Anita F. Larson, Shawn T. Lowry, Michael S. Lowry and Kyle L. Garst entered into an oral agreement on April 21, 2005 whereby they agreed to vote their shares of our common stock together as a group. The purpose of the agreement is to ensure that the group holds more than 50% of our voting power so that we maintain our status as a “controlled company” under the rules of the Nasdaq National Market. Brooke Holdings, Inc. is a holding company. Robert D. Orr is a director and the Chairman of the Board and Chief Executive Officer of Brooke Corporation and the principal shareholder of Brooke Holdings, Inc. Leland G. Orr is a director and the Chief Financial Officer,

Treasurer and Assistant Secretary of Brooke Corporation and a minority shareholder of Brooke Holdings, Inc. Anita F. Larson is a director and the President and Chief Operating Officer of Brooke Corporation. Shawn T. Lowry is the President of Brooke Franchise Corporation, a subsidiary of Brooke Corporation, and a nominee for director of Brooke Corporation. Michael S. Lowry is the President of Brooke Credit Corporation, a subsidiary of Brooke Corporation. Kyle L. Garst is a Senior Vice President of Brooke Franchise Corporation. The shares beneficially owned by the group are considered to all have shared voting power, while 6,269,971 shares are held with sole dispositive power, and 322,926 shares are held with shared dispositive power. Brooke Holdings, Inc. owned 5,834,570 shares of common stock as of February 28, 2006, representing 46.84% of the total number of issued and outstanding shares of common stock as of such date. Such shares were all held with sole voting and dispositive powers. Robert D. Orr and Leland G. Orr also each is considered to beneficially own in excess of 5% of the outstanding shares of our common stock as of February 28, 2006. The beneficial ownership of shares held by Ms. Larson and Messrs. Robert Orr, Leland Orr, Shawn Lowry, Michael Lowry and Garst are reported in the table below under “Security Ownership of Management.” Of the 6,592,897 shares beneficially owned by the controlling group, 67,200 shares represent shares with respect to which members of the group have the right to acquire beneficial ownership pursuant to the exercise of vested stock options as of February 28, 2006, or within 60 days thereafter.

[2]	Information as to the number of shares beneficially owned is as of January 13, 2006 and is furnished in reliance on the Schedule 13G filed by Gruber and McBaine Capital Management, LLC (“GMCM”), Jon D. Gruber, J. Patterson McBaine, Eric Swergold and Lagunitas Partners dated January 13, 2006. The percent of common stock outstanding reflects such number of shares beneficially owned as of January 13, 2006, as a percentage of the shares of common stock outstanding of the Company as of February 28, 2006. The Schedule 13G indicates that GMCM is a registered investment advisor, that Jon Gruber and J. Patterson McBaine are the managers, controlling persons and portfolio managers of GMCM, that GMCM, Gruber, McBaine and Swergold constitute a group within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934, that Lagunitas Partners is an investment limited partnership of which GMCM is a general partner, and that Lagunitas Partners is not a member of any group. The Schedule 13G further reports that 544,048 shares are held by each of GMCM, Gruber, McBaine and Swergold with shared voting and dispositive power, that 93,299 shares are held by Jon D. Gruber with sole voting and dispositive power, that 16,859 shares are held by J. Patterson McBaine with sole voting and dispositive power, and that 5,300 shares are held by Eric Swergold with sole voting and dispositive power.

Security Ownership of Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 28, 2006 by (i) each director and nominee for director of the Company; (ii) each of our executive officers named in the Summary Compensation Table set forth herein under “Executive Compensation;” and (iii) all of our directors and executive officers as a group. None of the officers or directors owned non-voting securities of the Company as of February 28, 2006, or as of the date of this proxy statement. We are unaware of any shareholder who owns more than 10% of our non-voting securities. The columns entitled “Number of Shares with Sole Power” and “Number of Shares with Shared Power” report the number of shares beneficially owned with respect to which the individual has sole voting and/or investment power or shared voting and/or investment power, respectively.

Name of Owner	Total Number of Shares Beneficially Owned	Number of Shares with Sole Power	Number of Shares with Shared Power	Percentage of Class[1]
Robert D. Orr[2,3]	5,881,949	37,653	5,844,296	47.22%

Leland G. Orr[2,4,5]	1,276,540	19,816	1,256,724	10.23%

Anita F. Larson[5,6]	168,000	165,600	2,400	1.35%

Shawn T. Lowry[5,7]	291,200	21,200	270,000	2.34%

Michael S. Lowry[5,7]	291,900	21,900	270,000	2.34%

John L. Allen[5]	19,200	19,200	0	0.15%

Joe L. Barnes[8]	48,912	12,200	36,712	0.39%

Derrol D. Hubbard[5]	19,200	19,200	0	0.15%

Mitchell G. Holthus[5]	4,000	4,000	0	0.03%

1.	All percentages herein represent the total number of shares shown as beneficially owned by the individual, group or entity as a percentage of (a) 12,456,648 shares of common stock issued and outstanding as of February 28, 2006, plus (b) any shares that the individual or group has the right to purchase within 60 days after such date pursuant to the exercise of a vested stock option.
2.	As of February 28, 2006, Brooke Holdings, Inc., owned 5,834,570 shares of our common stock which represents 46.84% of the shares of common stock then outstanding. Robert D. Orr and Leland G. Orr beneficially owned 65.45%, and 20.84%, respectively, of the shares of common stock of Brooke Holdings, Inc. as of that date. Robert Orr’s wife also owned 5.23% of the shares of common stock of Brooke Holdings, Inc.
3.	Robert D. Orr indirectly beneficially owned all 5,834,570 shares of our common stock owned by Brooke Holdings, Inc. as of February 28, 2006 by virtue of his majority ownership and voting power of the common stock of Brooke Holdings, Inc. as of such date.
4.	Leland G. Orr indirectly beneficially owned 1,215,924 shares of our common stock as of February 28, 2006 through his 20.84% ownership of the common stock of Brooke Holdings, Inc. as of such date.
5.	Includes shares that on February 28, 2006, or within 60 days thereafter, the specified person had the right to purchase pursuant to options granted in connection with our 2001 Compensatory Stock Option Plan, as follows: 19,200 shares for each of Ms. Larson and Messrs. Leland Orr, Michael Lowry, Allen and Hubbard; 4,800 shares for Mr. Shawn Lowry; 4,000 shares for Mr. Holthus and 116,000 for all executive officers and directors as a group. Mr. Holthus exercised his option to purchase 4,000 shares on March 7, 2006.
6.	Ms. Larson’s shares include 2,400 shares owned by her husband. Ms. Larson disclaims beneficial ownership of these shares.
7.	As of February 28, 2006, First Financial Group, L.C., a limited liability company, owned 270,000 shares of our common stock. Shawn Lowry and Michael Lowry are the sole co-members of First Financial Group, L.C., with 53.33% and 46.67% membership interests, respectively. Each of Shawn Lowry and Michael Lowry serves as a manager of First Financial, each has equal voting power in First Financial, and each of them is shown in the table as the beneficial owner of First Financial’s 270,000 shares.
8.	Shares reported as beneficially owned by Dr. Barnes include 36,712 shares owned by his wife. Dr. Barnes disclaims beneficial ownership of these shares.

Options, Warrants, and Rights

Under the Brooke Corporation 2001 Compensatory Stock Option Plan, 90,000 shares of common stock were initially authorized and registered with the Securities and Exchange Commission. Pursuant to the anti-dilution provisions of the 2001 Plan, the number of authorized shares has increased to 1,080,000 in connection with our six-for-one stock split in 2003 and our two-for-one stock split in 2004.

On March 13, 2002, Robert D. Orr, Leland G. Orr, Anita F. Larson, Shawn T. Lowry, Michael S. Lowry, John L. Allen and Derrol D. Hubbard were each granted options to purchase 24,000 (split-adjusted) shares of our common stock under the 2001 Plan. In September 2002, Robert Orr remitted to us the options that had been granted to him. The price of each option share on a split-adjusted basis is $2.09 per share for Anita Larson, Shawn Lowry, Michael Lowry, John Allen and Derrol Hubbard. The price of each option share for Leland Orr is $2.29 per share on a split-adjusted basis. On September 19, 2003, Joe L. Barnes was granted an option to purchase 24,000 shares of the Company’s common stock at a price of $4.36 per share on a split-adjusted basis. On April 22, 2004, Mitchell G. Holthus was granted an option to purchase 4,000 (split-adjusted) shares of our common stock under the 2001 Plan with an option price per share of $9.45. His option vested in full on March 12, 2005 and had an expiration date of March 12, 2006. The options for each individual other than Mr. Holthus carry a term of five years and vest in equal annual increments over the five-year period.

PROPOSAL TWO

APPROVAL OF THE 2006 BROOKE CORPORATION EQUITY INCENTIVE PLAN

Introduction

The Board of Directors and its Compensation Committee believe that our 2001Compsatory Stock Option Plan (the “2001 Plan”) has been effective in attracting executives and key employees to us and our subsidiaries and in providing long-term incentives and rewards to those directors, executives and key employees responsible for our continued growth. The Board and Compensation Committee further believe that incentive stock options and nonqualified stock options granted under the 2001 Plan have provided a form of incentive that aligns the economic interests of management and other key employees with those of our shareholders.

Prior to 2006, in accordance with applicable accounting rules, the value of stock option compensation was not treated as an expense in our financial statements. SFAS No. 123R, Share-Based Payment, however, requires us to expense the value of employee stock options beginning with the quarter ended March 31, 2006, so all forms of share-based payments to employees, including stock options, must now be treated the same as other forms of compensation by recognizing the related cost in the income statement. While recognizing both the value of equity compensation and the need to consider the expenses resulting from the award of stock options, the Compensation Committee desired a plan that gives it flexibility to determine what types of awards are beneficial to the Company, our employees, directors and shareholders as changes occur with respect to compensation trends, accounting treatment of awards, tax treatment of awards to the Company or our employees or directors, or our cash flow needs.

The 2006 Brooke Corporation Equity Incentive Plan (“2006 Plan”) was created to provide the flexibility that the Compensation Committee desires. In addition to incentive stock options and nonqualified stock options, the 2006 Plan would allow the Compensation Committee, as the administrator of the Plan, to award restricted shares, stock appreciation rights, performance shares, performance units, and restricted share units to employees and directors. The Compensation Committee and Board of Directors on January 26, 2006, unanimously approved the adoption of the 2006 to replace the 2001 Plan subject to and effective upon approval of such 2006 Plan by the shareholders of the Company at the annual meeting of shareholders.

Because the 2006 Plan is intended to replace the 2001 Plan, the Board of Directors has unanimously approved the termination of the 2001 Plan upon the approval of the 2006 Plan by the shareholders. Outstanding awards under the 2001 Plan will not be affected by its termination. If the 2006 Plan is not approved by the shareholders, the 2001 Plan will continue in effect until it is otherwise terminated by the Board of Directors in accordance with the terms of the 2001 Plan.

Under the 2001 Plan, a total of 1,080,000 shares of our common stock are authorized for issuance. As of February 28, 2006, 439,560 shares of common stock were available for future grants of stock options under the

2001 Plan. Since the 2006 Plan is intended as a replacement of the 2001 Plan, the Compensation Committee and Board of Directors determined that a maximum of 500,000 shares of our common stock may be issued pursuant to awards granted under the 2006 Plan.

Material Features of the 2006 Plan

The material features of the 2006 Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the 2006 Plan, the full text of which is set forth as Appendix B to this proxy statement.

Administration. The 2006 Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the “Committee”). All members of the Committee are non-employee directors of the Company and such members are eligible to participate in the 2006 Plan. The Committee will have the authority to determine, within the limits of the express provisions of the 2006 Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards.

Types Of Awards. Awards under the 2006 Plan may include restricted shares of common stock (“Restricted Shares”), nonqualified stock options, incentive stock options (“ISOs”), stock appreciation rights (“SARs”), performance shares, performance units, restricted share units, as well as other types of awards that the Committee in its discretion may determine are consistent with the objectives and limitations of the 2006 Plan. Restricted Shares are shares of common stock issued to a recipient subject to such terms and conditions, including, without limitation, forfeiture or resale to the Company, and to such restrictions against sale, transfer or other disposition, as the Committee may determine at the time of issuance. An SAR is the right to receive cash, common stock or both based on the increase in the market value of the shares of common stock covered by such SAR from the initial date of the performance period for such SAR to the date of exercise. A performance share is the right to receive, upon satisfying designated performance goals within a performance period, cash, common stock or both based on the market value of shares of common stock covered by such performance shares at the close of the performance period. A performance unit is the right to receive cash, common stock or both upon satisfying designated performance goals within a performance period. A restricted share unit is the right to receive cash, Common Stock, or a combination of cash and shares of Common Stock, based on the market value of a specified number of shares of Common Stock, subject to such terms and conditions, including, without limitation, forfeiture, and to such restrictions against sale, transfer or other disposition, as the Committee may determine at the time of issuance.

The Committee may determine that all or a portion of an award may be deferred, that it may be vested at such times and upon such terms as the Committee may select, or that a recipient must be an employee or director at the time the award is paid or exercised. The 2006 Plan provides that ISOs may be granted to a recipient during a calendar year only if the aggregate fair market value (determined as of the time an ISO is granted) of common stock with respect to which ISOs are exercisable for the first time by such recipient during any calendar year under the 2006 Plan and any other “incentive stock option plans” maintained by the Company does not exceed $100,000.

Neither the Company nor any subsidiary receives from the recipient of an award any consideration for the granting of the award.

Eligible Recipients of Awards. The Committee may grant awards to any of our employees, to any employee of one of our direct or indirect subsidiaries, to a member of our Board of Directors or to a member of the board of directors of one of our direct or indirect subsidiaries. The number of persons employed by the Company and its direct and indirect subsidiaries and non-employee directors as of December 31, 2005 was 661. Such number may increase with acquisitions or as a result of our growth. No ISO may be granted to director who is not also an employee of the Company or one of its subsidiaries.

Assignability. No award granted pursuant to the 2006 Plan is transferable or assignable by its recipient other than by will or the laws of descent and distribution.

Shares Subject to the 2006 Plan. An aggregate of 500,000 shares of common stock is reserved for issuance under the 2006 Plan. All of such shares may be issued in connection with the exercise of ISOs. Shares of common stock not actually issued (as a result, for example, of the lapse of an option, the failure of a recipient to earn an award or the payment of an award in cash or a combination of cash and Common Stock) are available for additional grants. Shares of common stock to be delivered or purchased under the 2006 Plan may be either authorized but unissued common stock or treasury shares.

Anti-Dilution Protection. In the event of any changes in the capital structure of the Company, including a change resulting from a stock dividend or stock split, or combination or reclassification of shares, the Board of Directors is empowered to make such equitable adjustments with respect to awards or any provisions of the 2006 Plan as it deems necessary and appropriate, including, if necessary, any adjustments in the maximum number of shares of common stock subject to the Plan or in the number of shares of common stock subject to an outstanding award.

Merger, Consolidation, Reorganization, Liquidation, Etc. If we become a party to any corporate merger, consolidation, major acquisition of property for stock, reorganization, or liquidation, the Board of Directors is authorized under the 2006 Plan to make such arrangements it deems advisable with respect to outstanding awards, which shall be binding upon the recipients of such awards, including, but not limited to, the substitution of new awards for any awards then outstanding, the assumption of any such awards, and the termination of or payment for such awards.

Market Value Restrictions. The amounts of certain awards are based on the fair market value of a share of common stock at a specified point in time. The exercise price per share of common stock under each nonqualified stock option or ISO granted under the 2006 Plan, which is paid to the Company at the time of the exercise, shall be determined by the Committee, but may not be less than the fair market value of such common stock on the date of grant of such option. “Fair market value” of a share of common stock as of a given date is defined by the 2006 Plan to be the average of the daily market price for the 10 consecutive trading days immediately preceding the valuation date, with the market price for each such trading day while our common stock is traded on the Nasdaq National Market to be the closing price, regular way, on such day. The market value of a share of common stock on the date an SAR is granted shall be the base value of such SAR. On March 15, 2006, the last reported sale price of the Company’s common stock on the Nasdaq National Market was $11.00 per share.

No Repricing. Except for adjustments made pursuant to the anti-dilution provisions of the 2006 Plan, or by reason of a merger, consolidation, major acquisition of property for stock, reorganization or liquidation, the exercise or purchase price under any outstanding award granted under the 2006 Plan may not be decreased after the date of grant, nor may any outstanding award granted under the 2006 Plan be surrendered to the Company as consideration for the grant of a new award with a lower exercise or purchase price in the absence of the approval of the holders of a majority of the shares of our common stock present in person or by proxy at a duly constituted meeting of our shareholders.

Unfunded Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan.

Amendments and Termination. The Board of Directors may at any time terminate or amend the 2006 Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards theretofore made under the Plan without the consent of the recipient. No amendment may be made that would increase the maximum number of shares of common stock that may be issued under the 2006 Plan (unless such increase is a result of a change in the capital structure of the Company), materially increase the benefits accruing to participants under the Plan, change the expiration date of the 2006 Plan, or delete or amend the market value restrictions contained in the 2006 Plan on the stock option exercise price or the base value of an SAR without the prior approval of the holders of a majority of the outstanding shares of common stock represented in person or by proxy at a duly constituted meeting of shareholders. Further, no amendment that would otherwise require shareholder approval as a matter of applicable law, regulation or rule may be made without such approval. The Committee may grant awards under the 2006 Plan at any time prior to the tenth anniversary of the effective date of the Plan (April 27, 2016, if the 2006 Plan is approved by shareholders at the annual meeting on April 27, 2006), on which tenth anniversary date the 2006 Plan will expire except as to Awards then outstanding thereunder (which Awards shall remain in effect until they have expired according to their terms or until the twentieth anniversary of the 2006 Plan, whichever first occurs). No Incentive Stock Option shall be exercisable later than 10 years following the date it is granted.

Awards to be Granted Under the 2006 Plan and Awards Granted Under the 2001 Plan

The exact types and amounts of any awards to be made by the Committee to any eligible employees or directors pursuant to the 2006 Plan are not presently determinable. As a result of the discretionary nature of the 2006 Plan, it is not possible to state who the participants in such Plan will be, the number of options or other awards to be received by any person or group, or the benefits or amounts that would have been received by certain persons or groups under such Plan during the last fiscal year if the 2006 Plan had been in effect during that year.

The Committee and the Board of Directors approved no grants of stock options in fiscal year 2005 under the 2001 Plan for any of our directors or any of the executive officers named in the Summary Compensation Table in this proxy statement. During such year, options to purchase 4,000 shares with an exercise price of $23.49 per share were granted to all executive officers as a group under the 2001 Plan and options to purchase 20,400 shares with an exercise price of $23.49 per share were granted to all employees and as a group (excluding executive officers) under the 2001 Plan.

No stock options are expected to be granted to any eligible employees or directors pursuant to the 2001 Plan prior to its termination, if such termination occurs as a result of the approval by the shareholders of the 2006 Plan. However, as a result of the discretionary nature of the 2001 Plan, it is not possible to state with certainty that no stock options will be granted under such Plan prior to its termination, who the participants in the 2001 Plan will be in the future, or the number of options to be received by a person or group under such Plan.

Equity Compensation Plans

The 2001 Compensatory Stock Option Plan was approved by our shareholders in February 2001 and, in February 2002, we registered the 90,000 shares of our common stock initially authorized for issuance under the 2001 Plan pursuant to a Form S-8 registration statement filed with the Securities and Exchanged Commission.

Pursuant to the anti-dilution provisions of our 2001 Compensatory Stock Option Plan, the number of shares of our common stock authorized for issuance under the 2001 Plan increased to 1,080,000 as a result of 6-for-1 and 2-for-1 stock splits in 2003 and 2004, respectively, and we adjusted all outstanding options and associated exercise prices in connection with such stock splits.

The following table shows information related to the stock options that have been granted and the number of share remaining available for grant under the 2001 Compensatory Stock Option Plan as of February 28, 2006.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	337,640	$4.16	439,560
Equity compensation plans not approved by security holders	—	—	—

Total	337,640	$4.16	439,560

Federal Income Tax Consequences

The federal income tax consequences of the issuance and/or exercise of awards under the 2006 Plan are as described below. The following information is not a definitive explanation of the tax consequences of the awards, and recipients should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the awards, and the ownership and disposition of any underlying securities.

Restricted Shares. A recipient will not be taxed at the date of an award of Restricted Shares, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse, unless the recipient, within 30 days after transfer of such Shares to the recipient, elects under Section 83(b) of the Internal Revenue Code to include in income the fair market value of the Restricted Shares as of the date of such transfer. The Company will be entitled to a corresponding deduction. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted shares, if the employee elects to be taxed on the fair market value upon such transfer). Dividends received by a recipient during the restricted period will be taxable to the recipient at ordinary income tax rates and will be deductible by the Company, unless the recipient has elected to be taxed on the fair market value of the restricted shares upon transfer, in which case they will thereafter be taxable to the recipient as dividends and will not be deductible by us.

Incentive Stock Options. The 2006 Plan qualifies as an incentive stock option plan within the meaning of Section 422 of the Internal Revenue Code. A recipient who is granted an ISO will not recognize any taxable income for federal income tax purposes on either the grant or the exercise of the ISO.

If the recipient disposes of the shares purchased pursuant to the ISO more than two years after the date of grant and more than one year after the transfer of the shares to him (the required statutory “holding period”), (a) the recipient will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option price; and (b) the Company will not be entitled to a deduction with respect to the shares of stock so issued.

If the holding period requirements are not met, any gain realized upon disposition will be taxed as ordinary income to the extent of the excess of the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the option price, or (ii) the gain on the sale. We will be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the recipient. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option price results in a capital loss.

The excess of the fair market value of the shares on the date of exercise over the option price is a minimum tax addition. A corresponding minimum tax subtraction is allowed in the year in which the shares are disposed. See “Alternative Minimum Tax,” below.

Nonqualified Stock Options. The recipient of a nonqualified stock option under the 2006 Plan will not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the recipient will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price for the shares. We generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient. Upon disposition of the shares purchased pursuant to the stock option, the recipient will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount previously recognized by the recipient as ordinary income.

Stock Appreciation Rights. A recipient who is granted stock appreciation rights will not recognize any taxable income on the receipt of the SARs. Upon the exercise of an SAR, (a) the recipient will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of our common stock from the date of grant of the SAR to the date of exercise) and (b) we will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient.

Performance Shares, Performance Units and Restricted Share Units. A recipient of performance shares, performance units or restricted share units will not recognize any income for federal income tax purposes on the date of the grant of the right to receive performance shares, performance units or restricted share units. The recipient will recognize ordinary income for federal income tax purposes at the time of receipt of cash and/or common stock with respect to the performance share or units (at the time any restrictions lapse in the case of restricted share units) in an amount equal to the excess, if any, of the fair market value of the performance shares or units on the date the cash and/or common stock is received over the price, if any, of the performance shares or units on the date of grant. We will be entitled to a deduction on the date of receipt of the common stock or cash by the recipient in an amount equal to the ordinary income recognized by the recipient. Upon disposition of any stock received, the recipient will recognize long-term or short-term capital gain or loss depending upon the period for which he or she has held the stock in an amount equal to the difference between the amount realized and the fair market value of the stock on the date of receipt.

Alternative Minimum Tax. In addition to the federal income tax consequences described above, a recipient may be subject to the alternative minimum tax (“AMT”), which is payable only to the extent it exceeds the recipient’s regular tax liability. The AMT is assessed on the recipient’s alternative minimum taxable income in excess of an exemption amount that varies by filing status. For purposes of computing the AMT, the alternative minimum taxable income is equal to taxable income (1) increased by tax preference items and (2) increased or reduced by certain AMT “adjustments.” Federal law currently provides for a minimum tax credit that may be applied against the recipient’s regular tax liability in years following a year in which the recipient is subject to AMT. The minimum tax credit is limited to the excess, if any, of the regular tax over the tentative AMT for the year. Any credit not used because of the limitation may be carried forward indefinitely.

Effective Date

The 2006 Plan and the amendment to the 2001 Plan shall be effective only upon its approval by our shareholders. If approved by our shareholders at the annual meeting of shareholders scheduled for April 27, 2006, the 2006 Plan will be effective on that date. Upon approval of the 2006 Plan by our shareholders, the 2001 will terminate. If the 2006 Plan is not approved by such shareholders, the 2001 Plan will remain in effect as it currently exists.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote on this proposal at the annual meeting of shareholders will constitute approval of the 2006 Plan.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE 2006

BROOKE CORPORATION EQUITY INCENTIVE PLAN AND PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation received for the fiscal years ended December 31, 2005, 2004, and 2003 for services rendered to us in all capacities by the individual who served as our Chief Executive Officer at the end of the 2005 fiscal year and our four other most highly compensated executive officers during the fiscal year ended December 31, 2005.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)[1]	Restricted Stock Awards ($)	Securities Underlying Options (#)	All Other Compensation ($)
Robert D. Orr	2005	180,000	200,000	8,450	—	—	—
Chairman of the Board and Chief Executive Officer	2004 2003	186,923 180,577	150,000 —	12,100 8,600	— —	— —	— —

Leland G. Orr	2005	130,000	80,000	5,100	—	—	—
Chief Financial Officer, Treasurer and Assistant Secretary[2]	2004 2003	129,615 120,384	37,500 —	4,032 3,412	— —	— —	— —

Anita F. Larson	2005	130,000	80,000	6,278	—	—	—
President and Chief Operating Officer[3]	2004 2003	118,846 96,442	38,000 9,000	6,884 3,881	— —	— —	— —

Shawn T. Lowry	2005	129,808	90,000	3,712	—	—	—
President, Brooke Franchise Corporation	2004 2003	129,231 98,750	60,000 25,000	3,098 1,839	— —	— —	— —

Michael S. Lowry	2005	130,000	90,000	1,347	—	—	—
President, Brooke Credit Corporation	2004 2003	128,846 81,731	42,500 40,000	160 103	— —	— —	— —

[1]	Other annual compensation includes compensation attributable to the use of a vehicle for personal and commuting use.
[2]	Leland Orr was President, Chief Financial Officer, Treasurer and Assistant Secretary until January 27, 2005, on which date he was elected Chief Financial Officer, Treasurer and Assistant Secretary.
[3]	Ms. Larson was Vice President, General Counsel and Secretary until January 27, 2005, on which date she was elected President and Chief Operating Officer.

Grants of Stock Options and/or Stock Appreciation Rights

There were no stock options or stock appreciation rights granted to the named executive officers and directors during the fiscal year ended December 31, 2005.

Aggregate Option Exercises and Fiscal Year-End Option Value Table

The following table sets forth information concerning the exercise during the fiscal year ended December 31, 2005 of stock options granted to the named executive officers and the value of unexercised in-the-money options as of such date for the named executive officers. The value of unexercised in-the-money options at fiscal year end is calculated by determining the difference between the fair market value of the securities underlying the options at fiscal year end and the exercise price of the options multiplied by the number of shares underlying such option.

Aggregated Option Exercises in Last Fiscal Year

And Fiscal Year-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-end (#)		Value of Unexercised In- the-money Options at Fiscal Year-end ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert D. Orr	—	—	—	—	—	—

Leland G. Orr	—	—	14,400	9,600	$169,344	$112,896

Anita F. Larson	—	—	14,400	9,600	$172,224	$114,816

Shawn T. Lowry	14,400	$248,040	—	9,600	—	$114,816

Michael S. Lowry	—	—	14,400	9,600	$172,224	$114,816

Employment Agreements with Executive Officers

On March 1, 2005, Robert D. Orr and Leland G. Orr each entered into an Executive Employment Agreement with us. On March 4, 2005, Anita F. Larson entered into an Executive Employment Agreement with us. On February 23, 2005, Shawn T. Lowry entered into an Executive Employment Agreement with Brooke Franchise Corporation. On March 3, 2005, Michael S. Lowry entered into an Executive Employment Agreement with Brooke Credit Corporation. Under the Executive Employment Agreements, Robert Orr received an annual base salary of $180,000 and the other named executive officers receive an annual base salary of $130,000 in 2005. The base salaries under such Agreements were adjusted for fiscal year 2006 to $230,000 for Robert Orr and $140,000 for each of the other named executive officers. The Executive Officer Agreements establish an at-will employment relationship and the Executive Employment Agreements terminate simultaneously with employment. Each of the Executive Employment Agreements of the named executive officers also provides for a base salary at an annual rate to be reviewed periodically by the employer for adjustment, provides that the employee is eligible to participate in any short-term or long-term bonus or incentive compensation programs designated by the employer, provides for other benefits specified in the applicable employer’s personnel policies, provides for protection of confidential information, contains a two-year post-termination covenant by the employee not to solicit customers, franchise agents or lenders of the employer or its affiliates, contains a two-year post-termination covenant by the employee not to solicit or hire employees, franchise agents, or producers of the employer or its affiliates, contains a covenant by the employee not to plan, organize, fund or operate any business activity competitive with any of the lines of business of the employer or its affiliates during the period of employment, contains a post-termination covenant not to compete against the employer or its affiliates in the United States in any lines of business in which the employer and its affiliates is engaged on the date of termination, and provides for mediation and arbitration of any disputes arising in connection with the Agreement, the employment relationship, or the termination of employment. Target short-term incentive awards and primary non-discretionary performance criteria established for the named executive officers for fiscal year 2006 were as follows: $300,000 for Robert Orr ($200,000 based on Brooke Corporation earnings and $100,000 based on goals relating to conduct of leadership training and publishing), $100,000 for Leland Orr (achievement of Sarbanes-Oxley 404 internal control assessment benchmarks), $100,000 for Anita Larson (Brooke Corporation earnings), and $140,000 for each of Shawn Lowry and Michael Lowry (earnings of Brooke Franchise Corporation and Brooke Credit Corporation, respectively). The primary performance criteria must first be met before payment of incentive compensation and such compensation may be paid on a quarterly basis. Secondary performance criteria established for the named executive officers other than Robert Orr are specific to applicable business units and may reduce or eliminate actual incentive payouts.

Compensation Committee Interlocks and Insider Participation

John L. Allen, Joe L. Barnes and Derrol D. Hubbard serve on the Compensation Committee of our Board of Directors. None of them are or have been officers or employees of the Company or any of its subsidiaries, or had any relationships requiring disclosure in the proxy statement. None of our executive officers served on the board of directors or compensation committee of another entity, one of whose executive officers served on our Board of Directors or its Compensation Committee.

Compensation Committee Report

The Company’s program regarding compensation of its executive officers differs from that of most public corporations’ programs. As described above in this proxy statement, the rules applicable to Nasdaq-listed companies exempt a controlled company like Brooke Corporation from the requirements that compensation of the chief executive officer and other executive officers be determined or recommended either by a compensation committee comprised of independent directors or by a majority of the independent directors. The Charter of the Compensation Committee and the Bylaws of the Company provide that a duly authorized representative of the controlling group will determine compensation of officers, including the Chief Executive Officer. The Compensation Committee does not have the duty or right to determine compensation of directors and officers. It is informed of any executive compensation change no later than the next meeting of the Compensation Committee immediately after the change is made.

Robert D. Orr, the authorized representative of the controlling group and our Chairman and Chief Executive Officer, determined the compensation of all executive officers for 2005. In 2005, Robert D. Orr was paid annual base salary of $180,000, an amount slightly less than the $186,923 in annual base salary that he was paid in 2004. He was also paid discretionary bonuses totaling $200,000 in 2005 after receiving discretionary bonus compensation of $150,000 during the prior year.

The Compensation Committee is responsible for the administration of the Company’s 2001 Compensatory Stock Option Plan and exercises discretion with respect to the award of stock options under the Plan. The Committee awarded no stock options during 2005 to the Chief Executive Officer, to any of the other named executive officers or to any of the directors or nominees for director.

It has been the Company’s policy and practice that all compensation paid to its executive officers be deductible under Internal Revenue Code Section 162(m).

Compensation Committee

John L. Allen

Joe L. Barnes

Derrol D. Hubbard

Performance Graph

The following graph sets forth for the period beginning in November 2002 and ending on December 31, 2005, on a quarterly basis, the cumulative total shareholder return to our shareholders, as well as the cumulative total return of the Nasdaq Stock Market (U.S.), the American Stock Exchange Stock Market (U.S.), and the cumulative total return of a peer group of issuers selected by us in good faith. The peer group consists of DCAP Group, Inc., U.S.I. Holdings, Inc., Brown & Brown, Inc., Hilb Rogal & Hobbs Company and Hub International Limited, insurance brokers and other distributors of insurance products and services. This is the same peer group used with respect to the 2005 proxy statement. The listing of our common stock moved from the American Stock Exchange to the Nasdaq National Market in June 2005. Accordingly, the performance graph this year reports both the cumulative total return of the Nasdaq Stock Market and the American Stock Exchange. The performance graph assumes that $100 was invested at the market close on November 14, 2002 for the Company and on October 31, 2002 for the Nasdaq, AMEX and peer group indices, and that dividends were reinvested. The data for the graph was furnished by Research Data Group, Inc. We first obtained a listing of our common stock in November 2002 on the OTC Bulletin Board. Our common stock was first listed on AMEX in May 2003 and on the Nasdaq National Market in June 2005.

	Cumulative Total Return
	11/02	12/02	3/03	6/03	9/03	12/03	3/04	6/04	9/04	12/04	3/05	6/05	9/05	12/05
BROOKE CORPORATION	100.00	43.33	110.67	167.84	174.91	210.27	409.41	755.12	828.83	1043.92	508.84	571.54	622.34	631.58
AMEX MARKET VALUE (US)	100.00	100.67	98.42	118.53	128.22	143.75	155.41	150.90	150.29	170.57	169.34	174.21	186.88	189.09
NASDAQ STOCK MARKET (US)	100.00	100.71	101.08	121.61	134.50	149.93	148.96	153.43	142.63	163.34	149.59	154.53	162.45	167.11
PEER GROUP	100.00	100.20	91.02	97.91	94.01	96.78	113.70	120.07	120.35	114.61	119.92	119.14	130.29	151.33

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Robert D. Orr, our Chairman of the Board and Chief Executive Officer, and Leland G. Orr, our Chief Financial Officer, Treasurer and Assistant Secretary, own a controlling interest in Brooke Holdings, Inc., which owned 5,834,570 shares of our common stock, representing 46.84% of the shares of our common stock issued and outstanding as of February 28, 2006.

Brooke Holdings, Inc., Robert D. Orr, Leland G. Orr, Anita F. Larson, Shawn T. Lowry, Michael S. Lowry and Kyle L. Garst have agreed to vote their shares of common stock together and, as a group, they beneficially owned 6,592,897 shares of our common stock, representing 52.64% of the shares of our common stock issued and outstanding as of February 28, 2006.

Shawn T. Lowry and Michael S. Lowry, President of Brooke Credit Corporation, are the co-members of First Financial Group, L.C. In June 2001, First Financial Group, L.C., guaranteed 65% of a Brooke Credit Corporation loan to Palmer, L.L.C. of Baxter Springs, Kansas, and received a 15% profit interest in Palmer, L.L.C. as consideration. The loan was originated on June 1, 2001 and is scheduled to mature on September 1, 2011. As of December 31, 2005, all but $25,000 of the entire loan principal balance of $582,000 had been sold to unaffiliated lenders. Our exposure to loss on this loan totals $313,000, of which $288,000 is the recourse obligation of Brooke Credit Corporation on a loan participation balance.

Kyle L. Garst, Senior Vice President of Brooke Franchise Corporation, is the sole manager and sole member of American Financial Group, LLC. In October 2001, First Financial Group, L.C. and American Financial Group, LLC each guaranteed 50% of a Brooke Credit Corporation loan to The Wallace Agency, L.L.C. of Wanette, Oklahoma, and each received a 7.5% profit interest in The Wallace Agency. The loan was originated on October 15, 2001 and is scheduled to mature on January 1, 2014. At December 31, 2005, all but $300 of the entire loan principal balance of $341,000 had been sold to unaffiliated lenders. Our exposure to loss on this loan totals $235,000, the recourse obligation of Brooke Credit Corporation on the loan participation balance.

Anita F. Larson, President and Chief Operating Officer of Brooke Corporation, is married to John Arensberg, a partner in Arensberg Insurance of Overland Park, Kansas. Arensberg Insurance is a franchisee of Brooke Franchise Corporation pursuant to a standard form franchise agreement, and utilizes the administrative and processing services of Brooke Franchise Corporation’s service center employees pursuant to a standard form service center agreement. Brooke Franchise Corporation receives in excess of $60,000 in fees from the franchisee in connection with each of these agreements.

Anita K. Lowry is the sister of Robert D. Orr and Leland G. Orr and the mother of Shawn T. Lowry and Michael S. Lowry and is married to Don Lowry. Don and Anita Lowry are shareholders of American Heritage Agency, Inc. of Hays, Kansas. The Company and American Heritage Agency, Inc. entered into a franchise agreement in February 1999 pursuant to which American Heritage Agency, Inc. participates in the Company’s franchise program. As of December 31, 2005, Brooke Credit Corporation had five loans outstanding to American Heritage Agency with total principal balances of $559,000, of which $472,000 had been sold to unaffiliated lenders. Such loans were made on substantially the same terms and conditions as provided to other franchisees and all are scheduled to mature by June 15, 2016. Our exposure to loss equals the retained principal balances of $87,000.

Our employee handbook and our Conflicts of Interest policy contain conflict of interest guidelines which are applicable to our management, employees and directors. Among other things, the purpose of the guidelines is to prevent employees and directors in a position to influence a decision regarding the Company to use such influence for personal gain.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than ten percent (10%) of a registered class of our equity securities (“10% shareholders”) to file with the Securities and Exchange Commission reports of beneficial ownership and changes in ownership of equity securities of the Company and to furnish us with copies of all Section 16(a) forms they file with the Securities and Exchange Commission. Based solely on its review of the copies of such forms prepared or received by us for our fiscal year ended December 31, 2005, to the best of our knowledge, all required reports were filed on time and transactions by our officers, directors and 10% shareholder were reported in a timely manner.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Board has appointed Summers, Spencer & Callison, CPAs, Chartered to serve as our independent auditor for the fiscal year ending December 31, 2006. Summers, Spencer & Callison, CPAs, Chartered has served as our independent auditor since 1997. Our shareholders are being asked to ratify this appointment at the Meeting.

Representatives of Summers, Spencer & Callison, CPAs, Chartered (“SS&C”) will be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders.

Although it is not required to do so, the Board is submitting its appointment of our independent auditor for ratification by the shareholders at the Meeting in order to ascertain the views of shareholders regarding such appointment. A majority of the votes cast at the Meeting, if a quorum is present, will be sufficient to ratify the appointment of Summers, Spencer & Callison, CPAs, Chartered as our independent auditor for the fiscal year ending December 31, 2006. Whether the proposal is approved or defeated, the Board may reconsider its appointment.

Fees of Independent Auditor

The following is a summary of the fees billed by Summers, Spencer & Callison, CPAs, Chartered, our independent auditors, and paid by us for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004.

Services Category	Fiscal 2005 Services	Fiscal 2004 Services
Audit Fees(1)	$343,103	$256,802
Audit-Related Fees(2)	$84,893	$15,957
Tax Fees(3)	$10,295	$8,511
All Other Fees(4)	$1,522	$14,013

Total Services	$439,813	$295,283

(1)	Audit fees consist of aggregate fees billed and paid in 2005 and 2004 for professional services rendered for (a) the audit of our annual financial statements for the fiscal years ended December 31, 2004 and December 31, 2003, (b) the review of the interim financial statements included in quarterly reports for quarters ended during the fiscal years ended December 31, 2005 and December 31, 2004, (c) services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements, or (d) the audits of our wholly owned subsidiaries Brooke Franchise Corporation, Brooke Credit Corporation and Brooke Brokerage Corporation (CJD & Associates, L.L.C. in 2004).
(2)	Audit-Related Fees consist of aggregate fees billed and paid for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Fees for 2005 included fees for the review of registration statements and issuances of comfort letters in connection with our public offering of common stock in August 2005 and fees for the audit of our 401(k) retirement plan. Fees for both years included fees for agreed upon procedures for securitization offerings.

(3)	Tax Fees consist of fees billed and paid for tax return preparation services.
(4)	All Other Fees consist of aggregate fees billed and paid for products and services provided by Summers, Spencer and Callison, other than those disclosed above. Fees for 2004 were for consulting on a depreciation conversion and internal controls. Fees for 2005 related to a consent for Brooke Franchise Corporation’s franchise disclosure documents.

The Audit Committee has considered whether the provision of non-audit services by SS&C is compatible with maintaining auditor independence and has determined that it is.

Pre-approval of Policies and Procedures

The Audit Committee’s Charter provides for the Committee to pre-approve work to be performed by SS&C. The Audit Committee must pre-approve all audit and permitted non-audit services to be performed by our independent auditors. All 2005 services performed by SS&C were pre-approved by the Audit Committee.

The affirmative vote of a majority of the outstanding shares of common stock present and entitled to vote at the Meeting is required to approve Proposal Three.

THE BOARD OF DIRECTORS RECOMMENDS RATIFICATION OF THE APPOINTMENT OF SS&C AS INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 AND PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

SOLICITATION OF PROXIES

This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by our officers or employees by telephone, email, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this proxy statement and the enclosed form of Proxy and Notice of Special Meeting, and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this proxy statement, has been or will be borne by us. We will reimburse banks and brokers who hold the common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold common stock. To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone, email or interview by our officers or selected securities dealers. It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

ANNUAL REPORT

We have mailed with this proxy solicitation material our Annual Report to Shareholders for the fiscal year ended December 31, 2005.

SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Shareholders are entitled to present proposals for action at meetings of shareholders if they comply with the requirements of the proxy rules of the Securities Exchange Commission, Kansas law and our charter and bylaws. In connection with this year’s Meeting, no shareholder proposals were presented. Any proposals intended to be presented at the Company’s Annual Meeting of Shareholders to be held in the year 2007 must be received at our offices on or before November 20, 2006, in order to be considered for inclusion in our proxy statement and form of proxy relating to such meeting.

The accompanying proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Meeting. If a shareholder intends to submit a proposal at our 2007 Annual Meeting Shareholders, which proposal is not intended to be included in our proxy statement and form of proxy relating to such meeting, the shareholder’s notice of the proposal must be received by us by February 3, 2007. If a shareholder fails to submit the proposal by such date, we will not be required to provide any information about the nature of the proposal in our proxy statement, and the proxy for the 2007 Annual Meeting of Shareholders may confer discretionary authority to vote on such proposal.

Proposals should be sent to the Secretary of the Company at 10950 Grandview Drive, Suite 600, Overland Park, KS 66210.

OTHER MATTERS

The Board is not aware of any matters to come before the Meeting, other than those specified in the Notice of Annual Meeting. However, if any other matter requiring a vote of the shareholders should arise at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment.

VOTING TRUSTEES AND THEIR NOMINEES

Please advise us whether other persons are the beneficial owners of common stock for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the common stock.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. BY RETURNING YOUR PROXY CARD PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP COMMUNICATIONS. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.

By Order of the Board of Directors

James H. Ingraham

Secretary

Overland Park, Kansas

March 24, 2006

APPENDIX A

Charter of the Audit Committee of the Board of Directors of Brooke Corporation

(as amended April 28, 2005)

Statement of Policy

The Audit Committee of the Board of Directors of Brooke Corporation (“Brooke”) shall consist of a minimum of three directors designated by the Board of Directors. Members of the Committee shall be appointed by the Board of Directors and may be removed by the Board of Directors in its discretion. All members of the Committee shall be independent directors under the standards of the exchange or national market upon which the Brooke’s common stock is listed (“Listing Exchange”) and shall be free of any relationship that would interfere with their exercise of independent judgment as Committee members. The Board of Directors shall determine if any one or more of the members of the Audit Committee qualify as a “financial expert” as defined by applicable Securities and Exchange Commission (“SEC”) regulations or other requirements, and Brooke shall make appropriate disclosures in its periodic reports and proxy statements regarding such determination.

The Audit Committee shall act by a majority of its members in attendance at a meeting, or to the extent permitted by law, by telephonic meeting, at which a quorum is present or by unanimous written consent of the Committee.

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities for financial matters, which includes, assisting the Board in the specific oversight of the integrity of the financial statements of Brooke, of Brooke’s compliance with legal and regulatory requirements, of the independence and qualifications of the independent auditor, and of the performance of Brooke’s internal audit function and independent auditor. The Audit Committee performs these functions by providing assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of Brooke, and the quality and integrity of the financial reports of Brooke. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditor, the internal auditors, and the financial management of Brooke.

In furtherance of its purpose, the Committee shall have the following authority and responsibilities:

Powers and Responsibilities

The power to select, oversee, evaluate, and when appropriate, replace the accounting firm engaged as Brooke’s independent auditor. Factors considered in making such decisions include, but are not limited to, the auditor’s independence, effectiveness and fees. The independent auditor is ultimately accountable to the Audit Committee.

The power to review and determine the independent auditor’s compensation, the proposed terms of its engagement, and its independence, in accordance with all applicable laws, now in effect or hereafter adopted.

The power to determine any non-audit service provided to Brooke by its independent auditor, and the responsibility to pre-approve any non-audit service provided by its independent auditor, in accordance with applicable law.

The power to review the appointment and replacement of the senior internal auditing executive, if any, and to make recommendations to the Board in this regard.

The power to periodically meet with the independent auditor and the internal audit staff, if one exists, without the participation of management.

The power to investigate, develop and cause the implementation of procedures with respect to complaints relating to accounting, internal accounting controls or auditing matters.

The power to review the results of each independent audit, including any qualification in the independent auditor’s opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department that are material to Brooke as a whole, and management’s responses to those reports.

The power to review Brooke’s annual financial statements and any significant disputes between management and the independent auditor that arose in connection with the preparation of those financial statements.

The power to consider, in consultation with the independent auditor and the senior internal auditing executive, if any, the adequacy of Brooke’s internal financial controls and to require that these controls be designed or modified to provide reasonable assurance that Brooke’s publicly reported financial statements are presented fairly in conformity with generally accepted accounting principles and other applicable principles, rules and laws.

The power to consider and recommend changes regarding the appropriate auditing and accounting principles and practices to be followed when preparing Brooke’s financial statements.

The power to review the procedures employed by Brooke in preparing published financial statements and related management commentaries and recommend changes thereto.

The power to require periodic reports from management as to Brooke’s major financial risk exposures.

The power to conduct preliminary review of annual and quarterly financial reports of Brooke and review periodic filings of Brooke with the SEC.

The responsibility to submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.

The power to investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel, experts and other advisors as the Committee may deem appropriate in its sole discretion for this purpose. The Committee shall have sole authority to approve related fees and retention terms.

The power to review with Brooke’s legal counsel, any and all legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators and to request regularly scheduled report(s) thereof. If significant regulatory or legal matters arise during the period between regularly scheduled reports, the matters may be brought to the Audit Committee’s attention at the next regularly scheduled meeting.

The responsibility to prepare an Audit Committee Report for inclusion in Brooke’s proxy statement relating to the annual meeting of shareholders. The Audit Committee Report shall state whether the Audit Committee:

•	reviewed and discussed the audited financial statements with management;

•	discussed with the independent auditor the codification on accounting standards contained in Staff Accounting Supplement 61;

•	received written disclosures from the independent accountant as required by the Independent Standards Board Standard No. 1 and discussed with the independent accountant its independence; and

•	recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the applicable fiscal year.

The responsibility to review and assess this charter at least annually for adequacy and recommend to the Board any necessary changes. Should necessary charter changes come to the Audit Committee’s attention prior to its scheduled annual review, such changes may be recommended to the Board prior to the annual review.

The power to review and approve the internal corporate audit staff functions, including: (i) purpose, authority and organizational reporting lines; (ii) annual audit plan, budget and staffing; and (iii) concurrence in the appointment, compensation and rotation of the senior internal auditing executive.

The responsibility to meet at least four (4) times a year, on a quarterly basis, or more frequently if circumstances dictate with Brooke’s management, with the corporate audit staff and also with Brooke’s independent auditors, where necessary. The Committee may ask other members of management or outside consultants to attend meetings to provide pertinent information.

The responsibility to hold an annual executive session of the Audit Committee and additional independent members of the Board of Directors, if any, outside of the presence of the non-independent directors and management.

The powers to review and investigate any matters pertaining to the integrity of management, including conflicts of interest, or adherence to standards of business conduct as required in the policies of Brooke and to set policies for the hiring by Brooke or any of its subsidiaries of employees or former employees of Brooke’s independent auditor.

The responsibility to obtain and review at least annually a formal written report from the independent auditor delineating: the auditing firm’s internal quality-control procedures; any material issues raised within the preceding five years by the auditing firm’s internal quality-control reviews, by peer reviews of the firm, or by any governmental or other inquiry or investigation relating to any audit conducted by the firm. The Committee will also review steps taken by the auditing firm to address any findings in any of the foregoing reviews. Also, in order to assess auditor independence, the Committee will review at least annually all relationships between the independent auditor and Brooke.

The power to discuss with management and the independent auditor the annual audited financial statements and quarterly financial statements, including matters required to be reviewed under applicable legal, regulatory or Listing Exchange requirements.

The power to discuss with management and the independent auditor, as appropriate, earnings press releases and financial information and any earnings guidance provided to analysts and to rating agencies.

APPENDIX B

2006 BROOKE CORPORATION

EQUITY INCENTIVE PLAN

1. Purposes. The purposes of this 2006 Brooke Corporation Equity Incentive Plan are to provide incentives and rewards to those employees and directors largely responsible for the success and growth of Brooke Corporation and its direct and indirect subsidiaries, to align more closely the interests of such persons with those of Brooke Corporation’s shareholders, and to assist Brooke Corporation and its direct and indirect subsidiaries in attracting, retaining and motivating directors, executives and other key employees with experience and ability.

2. Definitions.

(a) Award means one or more of the following: Restricted Shares, Stock Options, Incentive Stock Options, Stock Appreciation Rights, Performance Shares, Performance Units, Restricted Share Units, and any other rights which may be granted to a Recipient under the Plan.

(b) Committee means the Compensation Committee described in Section 3.

(c) Common Stock means the Common Stock, $.01 par value, of Brooke Corporation.

(d) Company means Brooke Corporation, a Kansas corporation, and, unless the context otherwise requires, includes its “subsidiary corporations” (as defined in Section 424(f) of the Internal Revenue Code) and its and their respective divisions, departments and subsidiaries and the respective divisions, departments and subsidiaries of such subsidiaries.

(e) Fair Market Value of a share of Common Stock as of a given date shall be the average of the daily market price for the 10 consecutive trading days immediately preceding the valuation date. The market price for each such trading day shall be: (i) if the shares of Common Stock are listed or admitted to trading on any securities exchange or the NASDAQ National Market System, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, (ii) if the shares of Common Stock are not listed or admitted to trading on any securities exchange or the NASDAQ National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Company, or (iii) if the shares of Common Stock are not listed or admitted to trading on any securities exchange or the NASDAQ National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported; provided (iv) that if there are no bid and asked prices reported during the 10 days prior to the date in question, the Fair Market Value of the shares of Common Stock shall be determined by the Committee acting in good faith on the basis of such quotations and other information as it considers, in its absolute discretion, appropriate.

(f) Incentive Stock Option means a Stock Option which meets all of the requirements of an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code.

(g) Internal Revenue Code means the Internal Revenue Code of 1986, as now in effect or hereafter amended.

(h) Performance Period means that period of time specified by the Committee during which a Recipient must satisfy any designated performance goals in order to receive an Award.

(i) Performance Share means the right to receive, upon satisfying designated performance goals within a Performance Period, shares of Common Stock, cash, or a combination of cash and shares of Common Stock, based on the market value of shares of Common Stock covered by such Performance Shares at the close of the Performance Period.

(j) Performance Unit means the right to receive, upon satisfying designated performance goals within a Performance Period, shares of Common Stock, cash, or a combination of cash and shares of Common Stock.

(k) Plan means this 2006 Brooke Corporation Equity Incentive Plan, as the same may be amended from time to time.

(l) Recipient means an employee or a member of the Board of Directors of the Company who has been granted an Award under the Plan.

(m) Restricted Share means a share of Common Stock issued to a Recipient hereunder subject to such terms and conditions, including, without limitation, forfeiture or resale to the Company, and to such restrictions against sale, transfer or other disposition, as the Committee may determine at the time of issuance.

(n) Restricted Share Unit means the right to receive an amount, payable in shares of Common Stock, cash or a combination of cash and shares of Common Stock, based on the Fair Market Value of a specified number of shares of Common Stock, subject to such terms and conditions, including, without limitation, forfeiture, and to such restrictions against sale, transfer or other disposition, as the Committee may determine at the time of issuance.

(o) Stock Appreciation Right means the right to receive, upon exercise of a stock appreciation right granted under this Plan, shares of Common Stock, cash, or a combination of cash and shares of Common Stock, based on the increase in the market value of the shares of Common Stock covered by such stock appreciation right from the initial day of the Performance Period for such stock appreciation right to the date of exercise.

(p) Stock Option means the right to purchase, upon exercise of a stock option granted under this Plan, shares of the Company’s Common Stock.

3. Administration of the Plan. The Plan shall be administered by the Compensation Committee of the Board of Directors of Brooke Corporation which shall consist of directors of the Company who are (a) non-employee directors, as defined in Rule 16b-3 of the Securities and Exchange Act of 1934 and any rules and regulations of the principal securities exchange on which Common Stock is listed or quoted, and (b) outside directors, as defined in the regulations under Section 162(m) of the Internal Revenue Code, to be appointed by and to serve at the pleasure of such Board of Directors. A majority of the Committee members shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be valid acts of the Committee, however designated, or the Board of Directors of the Company if the Board has not appointed a Committee.

The Committee shall have full power and authority to construe, interpret and administer the Plan and, subject to the powers herein specifically reserved to the Board of Directors and subject to the other provisions of this Plan, to make determinations which shall be final, conclusive and binding upon all persons including, without limitation, the Company, the shareholders of the Company, the Board of Directors, the Recipients and any persons having any interest in any Awards which may be granted under the Plan. The Committee shall impose such additional conditions upon the grant and exercise of Awards under this Plan as may from time to time be deemed necessary or advisable, in the opinion of counsel to the Company, to comply with applicable laws and regulations. The Committee from time to time may adopt rules and regulations for carrying out the Plan and written policies for implementation of the Plan. Such policies may include, but need not be limited to, the type, size and terms of Awards to be made to Recipients and the conditions for payment of such Awards.

4. Absolute Discretion. The Committee may, in its sole and absolute discretion, at any time and from time to time during the continuance of the Plan, (i) determine which employees and directors of the Company shall be granted Awards under the Plan, (ii) grant to any employee or director so selected such an Award, (iii) determine the type, size and terms of Awards to be granted (subject to Sections 6, 10 and 11 hereof), (iv) establish objectives and conditions for receipt of Awards, (v) place conditions or restrictions on the payment or exercise of Awards, and (vi) do all other things necessary and proper to carry out the intentions of this Plan; provided, however, that, in each and every case, those Awards which are Incentive Stock Options shall contain and be subject to those requirements specified in Section 422 of the Internal Revenue Code and shall be granted only to those employees eligible thereunder to receive the same.

5. Eligibility. Awards may be granted to any employee or director of the Company. No director who is not an employee of the Company shall be eligible for grants of Incentive Stock Options under the Plan. An employee or director may be granted multiple forms of Awards under the Plan. Incentive Stock Options may be granted under the Plan to a Recipient during any calendar year only if the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by such Recipient during any calendar year under the Plan and any other “incentive stock option plans” (as defined in the Internal Revenue Code) maintained by the Company does not exceed the sum of $100,000.

6. Stock Subject to the Plan. The total number of shares of Common Stock issuable under this Plan may not at any time exceed 500,000 shares, subject to adjustment as provided herein. All of such shares may be issued or issuable in connection with the exercise of Incentive Stock Options. Shares of Common Stock not actually issued pursuant to an Award shall be available for future Awards. Shares of Common Stock to be delivered or purchased under the Plan may be either authorized but unissued Common Stock or treasury shares.

7. Awards.

(a) Awards under the Plan may include, but need not be limited to, Restricted Shares, Stock Options, Incentive Stock Options, Stock Appreciation Rights, Performance Shares, Performance Units and Restricted Share Units. The amount of each Award may be based upon the market value of a share of Common Stock. The Committee may make any other type of Award which it shall determine is consistent with the objectives and limitations of the Plan.

(b) The Committee may establish performance goals to be achieved within such Performance Periods as may be selected by it using such measures of the performance of the Company as it may select as a condition to the receipt of any Award.

8. Vesting Requirements. The Committee may determine that all or a portion of an Award or a payment to a Recipient pursuant to an Award, in any form whatsoever, shall be vested at such times and upon such terms as may be selected by it.

9. Deferred Payments and Dividend and Interest Equivalents.

(a) The Committee may determine that the receipt of all or a portion of an Award or a payment to a Recipient pursuant to an Award, in any form whatsoever, shall be deferred. Deferrals shall be for such periods and upon such terms as the Committee may determine.

(b) The Committee may provide, in its sole and absolute discretion, that a Recipient to whom an Award is payable in whole or in part at a future time in shares of Common Stock shall be entitled to receive an amount per share equal in value to the cash dividends paid per share on issued and outstanding shares as of the dividend record dates occurring during the period from the date of the Award to the date of delivery of such share to the Recipient. The Committee may also authorize, in its sole and absolute discretion, payment of an amount which a

Recipient would have received in interest on (i) any Award payable at a future time in cash during the period from the date of the Award to the date of payment, and (ii) any cash dividends paid on issued and outstanding shares as of the dividend record dates occurring during the period from the date of an Award to the date of delivery of shares pursuant to the Award. Any amounts provided under this subsection shall be payable in such manner, at such time or times, and subject to such terms and conditions as the Committee may determine in its sole and absolute discretion.

10. Stock Option Price. The purchase price per share of Common Stock under each Stock Option shall be determined by the Committee, but shall not be less than the Fair Market Value of one share of Common Stock on the date the Stock Option or Incentive Stock Option is granted. Payment for exercise of any Stock Option granted hereunder shall be made (a) in cash, or (b) by delivery of Common Stock having a market value equal to the aggregate option price, or (c) by a combination of payment of cash and delivery of Common Stock in amounts such that the amount of cash plus the market value of the Common Stock equals the aggregate option price.

11. Stock Appreciation Right Value. The base value per share of Common Stock covered by an Award in the form of a Stock Appreciation Right shall be the Fair Market Value of one share of Common Stock on the date the Award is granted.

12. Continuation of Employment. The Committee may require that a Recipient be an employee or director of the Company at the time an Award is paid or exercised. The Committee may provide for the termination of an outstanding Award if a Recipient ceases to be an employee or director of the Company and may establish such other provisions with respect to the termination or disposition of an Award on the death, retirement, other termination of employment, or other termination of service as a director of a Recipient as it, in its sole discretion, deems advisable. The Committee shall have the sole power to determine the date of any circumstances which shall constitute a cessation of employment or cessation of service as a director and to determine whether such cessation is the result of retirement, death or any other reason.

13. Registration of Stock. Each Award shall be subject to the requirement that, if at any time the Committee shall determine that qualification or registration under any state or federal law of the Restricted Shares, Stock Options, Incentive Stock Options, other Awards, or other securities thereby covered or subject to an Award, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the granting of such Award or the purchase of shares thereunder, the Award may not be paid or exercised in whole or in part unless and until such qualification, registration, consent or approval shall have been effected or obtained free of any conditions the Committee, in its discretion, deems unacceptable.

14. No Repricing. Except for adjustments made pursuant to Section 17, or by reason of the matters referred to in Section 18, the exercise or purchase price under any outstanding Award granted under the Plan may not be decreased after the date of grant, nor may any outstanding Award granted under the Plan be surrendered to the Company as consideration for the grant of a new Award with a lower exercise or purchase price in the absence of the approval of the holders of a majority of the shares of Common Stock of the Company present in person or by proxy at a duly constituted meeting of shareholders of the Company.

15. No Obligation to Employ or Grant Awards. No Award shall be construed as imposing upon the Company the obligation to continue the employment of a Recipient or any other relationship of a Recipient with the Company. No employee, director or other person shall have any claim or right to be granted an Award under the Plan.

16. Assignability. No Award granted pursuant to the Plan shall be transferable or assignable by the Recipient other than by will or the laws of descent and distribution and during the lifetime of the Recipient shall be exercisable or payable only by or to him or her.

17. Dilution or Other Adjustments. In the event of any changes in the capital structure of the Company, including, but not limited to, a change resulting from a stock dividend or split-up, or combination or reclassification of shares, the Board of Directors shall make such equitable adjustments with respect to Awards or any provisions of this Plan as it deems necessary and appropriate, including, if necessary, any adjustment in the maximum number of shares of Common Stock subject to the Plan or the number of shares of Common Stock subject to an outstanding Award.

18. Merger, Consolidation, Reorganization, Liquidation, Etc. If the Company shall become a party to any corporate merger, consolidation, major acquisition of property for stock, reorganization, or liquidation, the Board of Directors shall make such arrangements it deems advisable with respect to outstanding Awards, which shall be binding upon the Recipients of outstanding Awards, including, but not limited to, the substitution of new Awards for any Awards then outstanding, the assumption of any such Awards and the termination of or payment for such Awards.

19. Withholding Taxes. The Company shall have the right to deduct from all Awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such Awards and, with respect to Awards paid in other than cash, to require the payment (through withholding from the Recipient’s salary or otherwise) of any such taxes. Subject to such conditions as the Committee may establish, Awards payable in shares of Common Stock, or in the form of an Incentive Stock Option or Stock Option, may provide that the Recipients thereof may elect, in accordance with any applicable regulations, to satisfy all or any part of the tax required to be withheld by the Company in connection with such Award, or the exercise of such Incentive Stock Option or Stock Option, by electing to have the Company withhold a number of shares of Common Stock awarded, or purchased pursuant to such exercise, having a Fair Market Value on the date the tax withholding is required to be made equal to or less than the amount required to be withheld.

20. Notice of Disqualifying Disposition. If a Recipient sells or otherwise disposes of any shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option on or before the later of (a) the date two years after the date of grant of such Incentive Stock Option, and (b) the date one year after the exercise of such Incentive Stock Option, the Company may require the Recipient to immediately notify the Company in writing of such sale or other disposition.

21. Costs and Expenses. The cost and expenses of administering the Plan shall be borne by the Company and not charged to any Award or to any Recipient.

22. Funding of Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan.

23. Award Contracts; Rights as a Shareholder. The Committee shall have the power to specify the form of Award contracts to be granted from time to time pursuant to and in accordance with the provisions of the Plan and such contracts shall be final, conclusive and binding upon the Company, the shareholders of the Company and the Recipients. No Recipient shall have or acquire any rights under the Plan except such as are evidenced by a duly executed contract in the form thus specified. No Recipient shall have any rights as a holder of Common Stock with respect to Awards hereunder unless and until certificates for shares of Common Stock or Restricted Shares are issued to the Recipient.

24. Guidelines. The Board of Directors of the Company shall have the power to provide guidelines for administration of the Plan by the Committee and to make any changes in such guidelines as from time to time the Board deems necessary.

25. Amendment and Discontinuance. The Board of Directors of the Company shall have the right at any time during the continuance of the Plan to amend, modify, supplement, suspend or terminate the Plan, provided that in the absence of the approval of the holders of a majority of the shares of Common Stock of the Company present in person or by proxy at a duly constituted meeting of shareholders of the Company, no action of such Board of Directors may be taken that would otherwise require such shareholder approval as a matter of applicable law, regulation or rule, and no such amendment, modification or supplement shall (i) increase the aggregate number of shares which may be issued under the Plan, unless such increase is by reason of any change in capital structure referred to in Section 17 hereof, (ii) change the expiration date of the Plan provided in Section 26, (iii) delete or amend the market value restrictions contained in Sections 10 and 11 hereof, or (iv) materially increase the benefits accruing to participants under the Plan, and provided further, that no amendment, modification, or termination of the Plan shall in any manner affect any Award of any kind theretofore granted under the Plan without the consent of the Recipient of the Award, unless such amendment, modification or termination is by reason of any change in capital structure referred to in Section 17 hereof or unless the same is by reason of the matters referred to in Section 18 hereof.

26. Expiration. The Committee may grant Awards at any time prior to the tenth anniversary of the effective date of this Plan, on which anniversary date this Plan will expire except as to Awards then outstanding hereunder, which Awards shall remain in effect until they have expired according to their terms or until the twentieth anniversary of this Plan’s effective date, whichever first occurs. No Incentive Stock Option shall be exercisable later than 10 years following the date it is granted.

27. Effective Upon Approval. This Plan shall take effect upon prior approval by the shareholders of Brooke Corporation.

BROOKE CORPORATION

10950 Grandview Drive, Suite 600

Overland Park, Kansas 66210

(913) 661-0123

ANNUAL MEETING DATE: APRIL 27, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholder(s) of Brooke Corporation (the “Company”), a Kansas corporation, whose signature(s) appear on the reverse side hereby constitute(s) and appoint(s) Robert D. Orr and Anita F. Larson, and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated on the reverse side, according to the number of shares of the Company’s $.01 par value common stock held of record by the undersigned at the close of business on March 15, 2006, and as fully as the undersigned would be entitled to vote if personally present, at the Annual Meeting of Shareholders to be held at the Doubletree Hotel Overland Park – Corporate Woods, 10100 College Boulevard, Overland Park, Kansas, on Thursday, April 27, 2006, at 10:00 a.m. local time (CDT), and at any postponements or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF PROPERLY EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE OTHER ITEMS SET FORTH ON THE PROXY.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

BROOKE CORPORATION

APRIL 27, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach long the perforated line and mail in the enclosed envelope provided. ¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR”

PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE

MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors:

☐ FOR ALL NOMINEES	☐ WITHHOLD AUTHORITY	☐ FOR ALL EXCEPT
	FOR ALL NOMINEES	(See instructions below)

NOMINEES: O ROBERT D. ORR O LELAND G. ORR O ANITA F. LARSON O JOHN L. ALLEN O JOE L. BARNES O DERROL D. HUBBARD

O SHAWN T. LOWRY O MITCHELL G. HOLTHUS

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee for which you wish to withhold authority, as shown here: ●

	FOR	AGAINST	ABSTAIN

2. Proposal to approve the 2006 Brooke Corporation Equity Incentive Plan.	☐	☐	☐
	FOR	AGAINST	ABSTAIN

3. Proposal to ratify the appointment of Summers, Spencer & Callison, CPAs, Chartered as the Company’s independent auditor for the fiscal year ending December 31, 2006.	☐	☐	☐

In the discretion of such proxy holders, upon such other business as may properly come before the Meeting or any and all postponements or adjournments thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders for the Meeting and the Proxy Statement furnished therewith.

TO SAVE THE COMPANY ADDITIONAL VOTE SOLICITATION EXPENSES, PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING ☐

[Space for NAME and ADDRESS]

To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that the changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder:	Date:	Signature of Shareholder	Date:

NOTE: Please sign exactly as your name(s) appear on this Proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving title as such. If signer is a partnership, please sign in partnership name by authorized person.